Securities Purchase Agreement

                                 MEMS USA, INC.

                          SECURITIES PURCHASE AGREEMENT

      THIS SECURITIES PURCHASE AGREEMENT (as amended, modified, supplemented or restated in accordance with its terms from time to time, this "Agreement") is between MEMS USA, INC., a Nevada corporation and its affiliates, as hereinafter defined (the "Company"), and [REDACTED] (hereinafter "Purchasers"). Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in Article VI.

                                    RECITALS

      WHEREAS, the Company desires to sell to Purchasers 143,750 shares of the Company's Common Stock, $0.001 par value per share (the "Shares"), at the price of $2.00 per share (the "Price") as follows:

         REDACTED :                 68,750
         REDACTED :                 25,000
         REDACTED :                 25,000
         REDACTED :                 25,000
         ; and

      WHEREAS, the Purchasers desire to purchase the Shares at the Price; and

      WHEREAS, the Purchasers and the Company desire to set forth the terms and conditions of this transaction in this Agreement,

                                    AGREEMENT

      NOW, THEREFORE, In consideration of the recitals and the mutual promises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                      AUTHORIZATION AND SALE OF THE SHARES

      1.1 Authorization. The Company has, prior to the date of this Agreement, authorized the issuance and sale of the Shares to the Purchaser.

      1.2 Sale of the Shares to the Purchasers. Subject in all respects to the satisfaction of the terms and conditions herein set forth and in reliance upon the respective representations and warranties of the parties set forth herein or in any document delivered pursuant hereto, the Company agrees to sell to Purchasers, and Purchasers agree to buy from the Company, the Shares at the Price.


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Securities Purchase Agreement

      1.3 Closing. The closing of the transaction contemplated by this Agreement shall occur on April 22, 2005 (the "Purchase Date") at the offices of MEMS USA, Inc., 5701 Lindero Canyon Rd., Building 2-100, Westlake Village, CA 91362, or at such time and place as the parties shall subsequently agree. At the closing, Purchasers shall deliver the Price to the Company by same day available funds, and the Company shall deliver to Purchasers one or more certificates evidencing ownership by Purchasers of the Shares.

                                   ARTICLE II

                              TERMS AND CONDITIONS

      2.1 Ownership Interest MEMS' Woodwaste-To-Ethanol Plants: The Company shall grant, or cause to be granted to the Purchasers and to the [REDACTED] ("hereinafter") [REDACTED], a total equity position equal to thirty-three one-hundredths of one percent (0.33%) of 100% of any present or future woodwaste-to-ethanol plant or project, including the first 10 Ethanol plants of any biomass feedstock, in which the Company holds or will hold an equity position (the "Equity Position"). This provision does not extend to any woodwaste-to-ethanol projects or plants where the Company is a mere licensor and is not an equity holder, or to any project or plant in which such a grant is precluded by applicable law. Purchasers and the Langdon Trust shall grant the Company his/her/its proxy to exercise any voting power this equity interest may have in any such woodwaste-to-ethanol plant or project. This proxy shall be deemed vested with an interest, and may not be revoked or modified without the written consent of the Company.

      2.2 Equity Position: It is understood and agreed that the Purchasers and the [REDACTED], intend to deposit their respective portions of their Equity Portion into [REDACTED] which will hold and/or manage the Equity Position defined in Section 2.1 on behalf of the Purchasers. It is understood and agreed that the assignment of the Equity Position to [REDACTED] or to any other person or entity shall not operate to modify, revoke or extinguish the proxy rights that the Purchasers and [REDACTED] have granted, under Section 2.1, to the Company respecting the Equity Position.

      2.3 Release: Each Purchaser will and hereby does, release the Company from any and all claims and damages arising out of or related to a claim that the purchasers did not receive his proportionate share of the Equity Position vis a vis the other Purchasers.

      Purchasers hereby waive the provision of California Civil Code Section 1452, which provides in pertinent part:

      "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."


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Securities Purchase Agreement

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants that at the time of execution of this Agreement, and as of the Purchase Date:

      3.1 Organization and Existence, Authority, Etc. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada, and has all requisite corporate power and authority to carry on its business as now conducted and proposed to be conducted; the Company has all requisite corporate power and authority to enter into this Agreement, to issue the Shares as contemplated herein and to carry out the provisions and conditions of this Agreement. This Agreement has been duly executed and delivered by, and constitute the valid and binding obligations of, the Company, enforceable in accordance with their respective terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity which may limit the availability of remedies (whether in a proceeding at law or in equity). The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or ownership of its properties would so require, except where the failure to be so qualified would not have a material adverse effect on its business and financial condition, taken as a whole.

      3.2 Litigation. Except as disclosed in the Company Commission Filings (as hereinafter defined), to the knowledge of the Company, there is no action, suit or proceeding pending, or threatened, against the Company before any court, administrative agency or arbitrator which could reasonably be expected to result in any material adverse change in the business, properties, condition (financial or otherwise) of the Company, taken as a whole, or which challenges the validity of any action taken or to be taken pursuant to or in connection with this Agreement.

      3.3 Charter Documents. Neither the execution nor the delivery of this Agreement, nor the consummation of the transactions contemplated hereby or thereby, nor compliance with the terms and provisions hereof or thereof, will conflict with, or result in a breach of or creation of a lien under, the terms, conditions or provisions of, or constitute a default under, the charter or by-laws of the Company, as amended, copies of which are available to Purchaser in the Company Commission Filings.

      3.4 Authorized and Outstanding Capital Stock. The authorized capital stock of the Company, as of April 8, 2005, consists of (i) 100,000,000 shares of Common Stock, par value $0.001 per share and 10,000,000 shares of preferred stock. As of April 8, 2005, there are outstanding and issued approximately 17,113,925 shares of Common Stock and 6,754,011 warrants and options to purchase the Company's Common Stock. All of such outstanding shares of Common Stock have


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Securities Purchase Agreement

been validly issued and are fully paid and non-assessable. The Shares when issued in accordance with the terms of this agreement, will be validly issued, fully paid and non-assessable.

      3.5 Commission Filings and Financial Statements. True and complete copies of all reports, registration statements, definitive proxy statements and other documents (in each case together with all amendments and supplements thereto) filed by the Company with the Commission (such reports, registration statements, definitive proxy statements and other documents, together with any amendments and supplements thereto, are sometimes collectively referred to as the "Company Commission Filings") are available to Purchaser at the Commission's website www.sec.gov. The Company Commission Filings constitute all of the documents (other than preliminary materials) that the Company was required to file with the Commission. As of their respective dates, each of the Company Commission Filings complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the rules and regulations under each such Act, and none of the Company Commission Filings contained as of such date any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. When filed with the Commission the financial statements included in the Company Commission Filings complied as to form in all material respects with the applicable rules and regulations of the Commission and were prepared in accordance with generally accepted accounting principles (as in effect from time to time) applied on a consistent basis (except as may be indicated therein or in the notes or schedules thereto), and such financial statements fairly present in accordance with generally accepted accounting principles in all material respects the financial position of the Company as at the dates thereof and the results of its operations and its cash flows for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments and the absence of footnotes.

      3.6 Title to Properties. The Company has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than
(a) those resulting from taxes which have not yet become delinquent, (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company, and
(c) those that have otherwise arisen in the ordinary course of business. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

      3.7 Compliance with Other Instruments, Etc. The Company is not in violation of any term of its certificate or articles of incorporation or by-laws, and the Company is not in material violation of any material term of any material agreement or instrument to which it is a party or by which it is bound or any material term of any applicable law, ordinance, rule or regulation of any governmental authority or any material term of any applicable order, judgment or decree of any court, arbitrator or governmental authority, the


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Securities Purchase Agreement

consequences of which violation might have a materially adverse effect on the business, condition (financial or other), operations, assets or properties of the Company; the execution, delivery and performance of this Agreement and the Related Agreements will not result in any material violation of or be in material conflict with or constitute a material default under any such term; and there is no such term which materially adversely affects the business, condition (financial or other), operations, assets, or properties of the Company, taken as a whole.

      3.9 Governmental Consent. No material consent, approval or authorization of, or declaration or filing with, any governmental authority on the part of the Company or any of its Subsidiaries is required for the valid execution and delivery of this Agreement and the Related Agreements or the valid offer, issue, sale and delivery of the Shares and Warrants pursuant to this Agreement or the Related Agreements, except where the failure to obtain such consent or make such filing would not have a material adverse effect on the business, operations or assets of the Company, and except for appropriate filings (i) with the Commission of a Form D, and (ii) with such state securities commissions in respect of "blue sky" laws as may be appropriate.

      3.10 Use of Proceeds. The Company will apply the net proceeds of the sale of the Shares to pay for ongoing business expenses, equipment and inventory purchases and for working capital.

      3.11 Solvency. During the Offering Period and after giving effect to the application of the proceeds of the Shares as specified in Section 3.10, the Company will be solvent.

      3.12 Disclosure. To the best of the Company's knowledge, there is no fact (other than matters of a general economic or political nature which does not affect the Company uniquely) known to the Company which materially adversely affects the business, condition (financial or other), operations, assets or properties of the Company which has not been set forth either in the Company Commission Filings or in this Agreement or in the other documents, certificates and instruments delivered to Purchaser by or on behalf of the Company specifically for use in connection with the transactions contemplated by this Agreement.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF PURCHASERS

Purchasers hereby represent and warrant to the Company with respect to himself/herself/itself/themselves, and each of them, as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

      4.1 Requisite Power and Authority. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All action on Purchaser's part


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Securities Purchase Agreement

required for the lawful execution and delivery of this Agreement and have been or will be effectively taken prior to the Purchase Date. Upon their execution and delivery, this Agreement will be a valid and binding obligation of Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

      4.2 Investment Representations. Purchaser understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement.

      4.3 Purchaser Bears Economic Risk. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment until the Securities are registered pursuant to the Securities Act, or an exemption from registration is available.

      4.4 Acquisition for Own Account. Purchaser is acquiring the Securities for Purchaser's own account for investment only, and not with a view towards their distribution.

      4.5 Purchaser Can Protect Its Interest. Purchaser represents that by reason of his/her/its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

      4.6 Accredited Investor. Purchaser acknowledges that a purchase of the Shares is only available to Purchaser because it is an "accredited investor." In connection therewith, Purchaser represents and warrants to the Company that he/she or it, as the case may be, qualifies as an "accredited investor" within the meaning of Regulation D, since he/she or it meets one of the following standards for determination of "accredited investor" status of Regulation D set forth below:

      (a) Any broker or dealer registered pursuant to Section 15 of the Exchange Act;

      (b) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

      (c) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;


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Securities Purchase Agreement

      (d) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D;

      (e) Any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

      (f) Any entity in which all of the equity owners are "accredited investors".

      4.7 Available Information. Purchaser hereby represents that he/she/it (i) has access to and has carefully reviewed the Company Commission Filings, and
(ii) has had the opportunity to ask questions and receive answers from the Company concerning the Company Commission Filings and the terms and conditions of the offering of the Shares and to obtain any documents relating to the Company which are publicly available and any additional information or documents relating to the Company which the Company possesses or can acquire without unreasonable effort or expense.

      4.8 Regulatory Compliance. Purchaser agrees that Purchaser will comply with all relevant rules and regulations of the Securities Exchange Act of 1934, as amended, and has and will comply with all rules and regulations of his/her/its state of residence, and that no further action is required on any parties' part to comply with all such rules and regulations.

      4.9 Legends. The certificates representing the Shares shall bear the following legend until the Shares are covered by an effective registration statement filed with the Commission:

            "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR, IF APPLICABLE, STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO MEMS USA, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

                                    ARTICLE V

                            COVENANTS OF THE COMPANY

      5.1 Insurance. The Company will maintain or cause to be maintained with financially sound and reputable insurers, insurance with respect to its assets and business against loss or damage covering risks of such types and in such amounts which are customary for similarly situated corporations of established reputation engaged in the same or similar businesses, in adequate amounts.


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Securities Purchase Agreement

      5.2 Payment of Taxes and Other Obligations. The Company will pay or cause to be paid all material taxes, assessments and other governmental charges levied upon any of its assets or in respect of its franchises, businesses, income or profits, all trade accounts payable in accordance with usual and customary business terms, and all claims for work, labor or materials, which if unpaid might become a Lien upon any asset of the Company before the same become delinquent, except that (unless and until foreclosure, restraint, sale or other similar proceedings shall have been commenced) no such charge need be paid if being contested in good faith and by appropriate measures promptly initiated and diligently conducted if (a) such reserve or other appropriate provision, if any, as shall be required by sound accounting practice consistent with GAAP shall have been made therefore, and (b) such contest does not have a material adverse effect on the financial condition of the Company or the ability of the Company to pay any Indebtedness and no assets are in imminent danger of forfeiture.

      5.3 Compliance With Laws. The Company will comply, and will cause each of its Affiliates to comply, with all material laws (including, but not limited to, Environmental Laws), rules, regulations, judgments, orders and decrees of any governmental or regulatory authority applicable to its and their respective assets.

      5.4 Corporate Existence; Property. The Company will preserve, protect, and maintain, (a) its corporate existence, and (b) all rights, franchises, accreditations, privileges, and properties, the failure of which to preserve, protect, and maintain might have a material adverse effect on the business, affairs, assets, prospects, operations, employee relations, rights or condition, financial or otherwise, of the Company taken as a whole.

      5.5 Maintenance. The Company will maintain and keep its properties in good repair, working order and condition, subject to normal wear and tear, and from time to time make all necessary repairs, renewals and replacements so that its businesses may be properly and advantageously conducted at all times.

      5.6 No Restrictions. The Company will not enter into or become subject to any agreement or instrument, which by its terms would (under any circumstances) restrict the Company's right to perform the provisions of this Agreement.

                                   ARTICLE VI

                                   DEFINITIONS

      6.1 Definitions. In addition to the capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following meanings when used in this Agreement:


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Securities Purchase Agreement

      (a) "Common Stock" means the shares of Common Stock, $.0001 par value per share, of the Company.

      (b) "Environmental Laws" means all federal, state and local laws, ordinances and rules of common law relating to environmental, safety, or health matters, including those relating to fines, orders, injunctions, penalties, damages, contribution, cost recovery compensation, losses, or injuries resulting from the release or threatened release of Hazardous Substances and the generation, use, storage, transportation, or disposal of Hazardous Substances in any manner applicable to the Parent or its assets, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. ss.ss. 1801 et seq the Resource Conservation and Recovery Act of 1976 (42 U.S.C. ss.ss.6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. ss.ss. 1251 et seq.), the Clean air Act (42 U.S.C. ss.ss. 7401 et seq.), the Toxic Substances Control Act of 1976 (15 U.S.C. ss.ss. 2601 et seq.), the Safe Drinking Water Act (42 U.S.C. ss.ss. 300f- ss.ss. 300j-11 et seq, the Occupational Safety and Health Act of 1970 (29 U.S.C. ss.ss. 651 et seq.), and the Emergency Planning and Community Right-to-Know Act (42 U.S.C. ss.ss. 11001 et seq.), each as heretofore and hereafter amended or supplemented, and any analogous present or future federal, state, or local statutes, rules, and regulations promulgated thereunder or pursuant thereto, and any other present or future law, ordinance, rule, regulation, permit, order, or directive addressing environmental, safety or health issues, of or by the federal government, any state or political subdivision thereof, or any agency, court, or body of the federal government or any state or political subdivision thereof.

      (c) "GAAP" means United States generally accepted accounting principles, consistently applied.

      (d) "Indebtedness" of any Person means the principal of, premium, if any, and unpaid interest on (a) indebtedness for borrowed money, (b) indebtedness guaranteed, directly or indirectly, in any manner by such Person, or in effect guaranteed, directly or indirectly, in any manner by such Person through an agreement, contingent or otherwise, to supply funds to, or in any other manner invest in, the debtor, or to purchase indebtedness, or to purchase and pay for property if not delivered or pay for services if not performed, primarily for the purpose of enabling the debtor to make payment of the indebtedness or to assure the owners of the indebtedness against loss, (c) all indebtedness secured by any mortgage, lien, pledge, charge or other encumbrance upon property owned by such Person, even though such Person has not in any manner become liable for the payment of such indebtedness, (d) all indebtedness of such Person created or arising under any conditional sale, lease (intended primarily as a financing device) or other title retention or security agreement with respect to property acquired by such Person even though the rights and remedies of the seller, lessor or lender under such agreement or lease in the event of default may be limited to repossession or sale of such property, and


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Securities Purchase Agreement

      (e)   renewals, extensions and refunding of any such indebtedness.

      (f) "Lien" means any mortgage, deed of trust, lien, security interest, pledge, lease, conditional sale contract, claim, charge, easement, right of way, assessment, restriction and other encumbrance of every kind.

      (g) "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

      (h)   "Securities Act" means the Securities Act of 1933, as amended.

      6.2 Rules of Construction. The following provisions shall be applied wherever appropriate herein:

      (a) "herein," "hereby," "hereunder," "hereof" and other equivalent words shall refer to this Agreement as an entirety and not solely to the particular portion of this Agreement in which any such word is used;

      (b) all definitions set forth herein shall be deemed applicable whether the words defined are used herein in the singular or the plural;

      (c) wherever used herein, any pronoun or pronouns shall be deemed to include both the singular and plural and to cover all genders;

      (d) all accounting terms not specifically defined herein shall be construed in accordance with GAAP;

      (e) neither this Agreement nor any other agreement, document or instrument referred to herein or executed and delivered in connection herewith shall be construed against either party as the principal draftsperson hereof or thereof;

      (f) all references or citations in this Agreement to statutes or regulations or statutory or regulatory provisions shall generally be considered citations to such statutes, regulations or provisions as in effect on the date hereof, except that when the context otherwise requires, such references shall be considered citations to such statutes, regulations or provisions as in effect from time to time, including any successor statutes, regulations or provisions directly or indirectly superseding such statutes, regulations or provisions;

      (g) any references herein to a particular Section, Article, Exhibit or Schedule means a Section or Article of, or an Exhibit or Schedule to, this Agreement unless another agreement is specified; and


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      (h)   the Exhibits and Schedules attached hereto are incorporated herein by reference and shall be considered part of this Agreement.

                                   ARTICLE VII

                                  MISCELLANEOUS

      7.1 Consent to Amendments; Waivers. The provisions of this Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Purchaser. No other course of dealing between the Company and any Purchaser or any delay in exercising any rights hereunder or under any of the Related Agreements shall operate as a waiver of any rights of any such Purchaser. If the Company pays any consideration to any Person for such consent to any amendment, modification or waiver hereunder or under any of the Related Agreements, the Company shall also pay each Purchaser granting its consent equivalent consideration computed on a pro rata basis. Any waiver, permit, consent or approval of any kind or character on the part of any party of any provisions or conditions of this Agreement or any Related Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing.

      7.2 Representations and Warranties: Indemnification.


      (a) All representations and warranties contained herein or made in writing by any party in connection herewith or therewith will survive the execution and delivery of this Agreement and any investigation made at any time by or on behalf of Purchaser.

      (b) The Company will defend, indemnify and hold Purchaser harmless from and against any and all actions, suits, losses, damages, liabilities, claims, obligations and expenses (including, but not limited to, legal fees and court costs) ("Losses"), whether or not resulting from judgments or arbitration awards, that shall be suffered or incurred by Purchaser resulting from or arising out of any breach of any of the representations, warranties or covenants of the Company contained in this Agreement.

      (c) Purchaser will defend, indemnify and hold the Company harmless from and against any and all losses, whether or not resulting from judgment or arbitration awards, that shall be suffered or incurred by the Company resulting from or arising out of any breach of any of the representations, warranties or covenants of Purchaser contained in this Agreement.

      7.3 Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective


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Securities Purchase Agreement

successors and assigns of the parties hereto, whether so expressed or not, provided, however, that neither party shall assign (by operation of law or otherwise) this Agreement or any part hereof or any obligation hereunder without the prior written consent of the Company or Purchaser. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Purchaser are also for the benefit of, and enforceable by, any subsequent holders of all or any part of the Securities. The Securities may not be transferred unless such transfer is registered under the Securities Act or unless an exemption from such registration is available, which exemption shall be established either by an opinion of counsel delivered by the holder of the Securities being transferred or by other customary means.

      7.4 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

      7.5 Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, by certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other address as any party hereto designates by written notice to the Company, and shall be deemed to have been given upon delivery, if delivered personally, five days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service.

         If to the Company, to:

                  MEMS USA, Inc.
                  5701 Lindero Canyon Rd., #2-100
                  Westlake Village, CA 91362
                  Attn: Michael A. Marcelli, Counsel

         If to the Purchasers:
                  REDACTED


      7.6 Governing Law. This Agreement and the rights and duties of the parties hereto shall be governed by the laws of the State of California (without regard to principles of conflicts of law).

      7.7 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

      7.8 Consent to Jurisdiction. The Company and Purchaser hereby irrevocably agree that any suit, action, proceeding or claim against it arising out of or in any way relating to this agreement or any of the related agreements, or any judgment entered by any court in respect thereof, may be brought or enforced in the state or federal courts located in Los Angeles, CA and hereby irrevocably waives, to the fullest extent permitted by law, any objection which they may now

Securities Purchase Agreement

or hereafter have to the venue of any proceeding brought in Los Angeles, CA and further irrevocably waives any claims that any such proceeding has been brought in an inconvenient forum.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Securities Purchase Agreement

SECURITIES PURCHASE AGREEMENT - SIGNATURE PAGE ONE

The parties hereto have executed this Securities Purchase Agreement as of the date set forth below.

COMPANY:
MEMS USA, INC.


By:
   -----------------------------------
         James A. Latty

Its:
   -----------------------------------
         President

Date:
   -----------------------------------

PURCHASER:

Date:
   -----------------------------------

Signature
   -----------------------------------

Print Name [REDACTED]
   -----------------------------------

Soc. Sec. No
   -----------------------------------

PURCHASER:

Date:
   -----------------------------------

Signature
   -----------------------------------

Print Name [REDACTED]
   -----------------------------------

Soc. Sec. No
   -----------------------------------

Securities Purchase Agreement

SECURITIES PURCHASE AGREEMENT - SIGNATURE PAGE TWO


PURCHASER:

Date:
   -----------------------------------

Signature
   -----------------------------------

Print Name [REDACTED]
   -----------------------------------

Soc. Sec. No
   -----------------------------------


PURCHASER:

Date:
   -----------------------------------

Signature
   -----------------------------------

Print Name: [REDACTED]
   -----------------------------------

Soc. Sec. No
   -----------------------------------


                                       15